UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

TRAC INTERMODAL LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

551112

(Primary Standard Industrial

Classification Code Number)

46-0648957

(I.R.S. Employer Identification No.)

750 College Road East

Princeton, New Jersey 08540

(609) 452-8900

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 15, 2015, the Company issued a press release announcing the Redemption (as defined below). The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 8.01.	Other Events.

On July 15, 2015, the Company and TRAC Intermodal Corp. (collectively, the “Issuers”) delivered to the holders of their 11.0% Senior Secured Notes due 2019 (the “Notes”) a notice of redemption (the “Notice”), notifying those holders that pursuant to Section 1101(a) of the indenture, dated as of August 9, 2012 among the Issuers, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee and collateral agent (the “Trustee” and, such indenture, the “Base Indenture”), as supplemented by the supplemental indenture, dated as of March 15, 2013, among TRAC Logistics LLC, TRAC Drayage LLC, the Issuers, the other guarantors (as defined in the Base Indenture) and the Trustee (as may be further supplemented, amended and restated or otherwise modified and in effect from time to time, the “Indenture”), the Issuers have elected to redeem $150,000,000 in aggregate principal amount of the outstanding Notes, in accordance with the terms of the Indenture and the Notes (the “Redemption”).

Pursuant to the Notice, the Notes are called for redemption on August 15, 2015 (the “Redemption Date”). The redemption price for the Notes is equal to 108.250% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to but not including the Redemption Date (together, the “Redemption Amount”). On the Redemption Date, the Redemption Amount will become due and payable on Notes called for redemption and, unless the Issuers default in making payment of the Redemption Price, interest on Notes called for redemption shall cease to accrue on and after the Redemption Date.

The Issuers intend to fund the Redemption Amount by borrowing on their asset based credit agreement, dated as of August 9, 2012, as amended or modified from time to time among the loan parties listed therein, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated July 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAC Intermodal LLC

Dated: July 15, 2015	By:	/s/ Gregg Carpene
Name: Gregg Carpene
Title: General Counsel

EHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated July 15, 2015.